EXHIBIT 10.01-06

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APS Contract No. 2741-419.00

AMENDMENT NO. 6 TO THE
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

1.    PARTIES:
The Parties to this Amendment No. 6 (hereinafter referred to as the "Participants") are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona", SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project", SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison", PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM" and EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso".
2.    EFFECTIVE DATE: October 16, 1981
3.    RECITALS:

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3.1
Arizona, Salt River Project, Edison, PNM and El Paso are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by Amendment No. 1, dated as of January 1, 1974, Amendment No. 2, dated as of August 28, 1975, Amendment No. 3, dated as of July 22, 1976, Amendment No. 4, dated as of December 15, 1977, and Amendment No. 5, dated as of December 5, 1979 (hereinafter as so amended "Participation Agreement").

3.2
The Participants desire to provide for an assured supply of Uranium Concentrates ad to allow each Participant which so chooses to provide all or a portion of its Generation Entitlement Share of Additional Uranium Concentrates.

3.3
The Participants recognize that the method for supply of Uranium Concentrates provided by Appendix K to the Participation Agreement will require changes in fuel accounting procedures in Appendix F to the Participation Agreement.

4.    AGREEMENT:
The Participants agree that the Participation Agreement be and is hereby amended as follows:

4.1	A new Section 3.1A shall be added to read as follows:

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"3.1A Additional Uranium Concentrates: The quantity of Uranium Concentrates required in any year for the operation of all Generating Units at their respective Target Capacities (except during scheduled outages) less the sum of (i) the quantities of Uranium Concentrates committed under the Agreement, dated March 14, 1979, between The Anaconda Company and Arizona Public Service Company acting for itself as a Participant and as agent for all other Participants, as it may be amended pursuant to the letter, dated July 30, 1981, from H. L. Storey to Russell D. Hulse, and all other contracts executed by the Operating Agent on behalf of all Participants pursuant to Section K.2.2.2 of Appendix K hereof and (ii) the quantities of Uranium Concentrates furnished by the Palo Verde Uranium Venture established by the Palo Verde Uranium Venture Agreement, dated as of January 7, 1977, as amended."

4.2	A new Section 3.21A shall be added to read as follows:

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"3.21A Estimated Monthly Requirements: The estimated monthly quantities of Uranium Concentrates required to be delivered to a conversion facility in any year in accordance with the operating schedules for all Generating Units and fuel management plan(s) in effect at the time that the estimate is made, including the schedule, by months, for delivery of such Uranium Concentrates to a conversion facility."

4.3	A new Section 3.52A shall be added to read as follows:
"3.52A Short Term Requirements: The summation at any time of the Estimated Monthly Requirements for each of the 36 months following the month in which the summation is made."

4.4	A new Section 3.55A shall be added to read as follows:
"3.55A Uranium Concentrates: Natural uranium conforming to specifications established by an operator of a domestic conversion facility designated by the Operating Agent for conversion without any surcharges."

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4.5	Section 6.2.7.2 shall be amended to read as follows:
"6.2.7.2 Any contract for nuclear steam supply systems, any Nuclear Fuel Agreement, and any contract with engineers or consultants related to the foregoing, but excluding any Nuclear Fuel Agreements for the supply of Uranium Concentrates to which all Participants are not parties."

4.6	Section 6.6 shall be amended to read as follows:
"6.6 Any action or determination of a committee must be unanimous except as otherwise provided in Section 35 or Appendix K hereof."

4.7	Section 7.3.1.2 shall be amended to read as follows:
"7.3.1.2 Contracts for nuclear steam supply systems, and any Nuclear Fuel Agreement, including any agreement for the fabrication of the initial supply of Fuel Assemblies, and the purchase of uranium and enrichment and conversion services necessary for such fabrication, including contracts with engineers or consultants related to the foregoing,

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But excluding any Nuclear Fuel Agreements for the supply of Uranium Concentrates to which all Participants are not parties."

4.8	Section 8.3.4 shall be amended to read as follows:
"8.3.4 Administer, perform and enforce any Nuclear Fuel Agreements executed by the Project Manager pursuant to Section 7.3.2 hereof or by the Operating Agent pursuant to Appendix K hereof and, subject to the provisions of Section 6.2.7 hereof, execute, administer, perform and enforce all other Nuclear Fuel Agreements."

4.9	A new Appendix K shall be added which will read as shown in Attachment A to this Amendment No. 6.
The Participation Agreement, as amended by this Amendment No. 6, shall remain in full force and effect.

5.
EXECUTION: This Amendment No. 6 may be executed in any number of counterparts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 6 may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon,

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and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.
WHEREFORE, the Participants have caused this Amendment No. 6 to be executed as of the Effective Date set forth above.

ARIZONA PUBLIC SERVICE COMPANY
ATTEST:
	Gerald J. Griffith	By	Russell D. Hulse
Its	Assistant Secretary	Its	Vice President

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
By
Its		Its

SOUTHERN CALIFORNIA EDISON COMPANY
ATTEST:
By
Its		Its

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and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.
WHEREFORE, the Participants have caused this Amendment No. 6 to be executed as of the Effective Date set forth above.

ARIZONA PUBLIC SERVICE COMPANY
ATTEST:
By
Its		Its

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
By
Its		Its

SOUTHERN CALIFORNIA EDISON COMPANY
ATTEST:
	[ILLEGIBLE]	By	[ILLEGIBLE]
Its	[ILLEGIBLE]	Its	Vice President

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and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.
WHEREFORE, the Participants have caused this Amendment No. 6 to be executed as of the Effective Date set forth above.

ARIZONA PUBLIC SERVICE COMPANY
ATTEST:
By
Its		Its

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
	Paul D. Rice	By	Karl F. Abel
Its	Secretary	Its	President

SOUTHERN CALIFORNIA EDISON COMPANY
ATTEST:
By
Its		Its

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PUBLIC SERVICE COMPANY OF NEW MEXICO
ATTEST:
	D. E. Peckham	By	C. D. Bedford
Its	Secretary	Its	Senior Vice President

EL PASO ELECTRIC COMPANY
ATTEST:
By
Its		Its

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PUBLIC SERVICE COMPANY OF NEW MEXICO
ATTEST:
By
Its		Its

EL PASO ELECTRIC COMPANY
ATTEST:
	Theta S. Fields	By	R. E. York
Its	Secretary	Its	Senior Vice President

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STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this 26th day of October , 1981, before me, the undersigned Notary Public, personally appeared __________ Russell D. Hulse and Gerald J. Griffin who acknowledged themselves to be the Vice President and Asst. Secretary of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Russell D. Hulse and Gerald J. Griffin.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Emily
Notary Public

My commission expires:

My Commission Expires April 4, 1982

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STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this 21st day of October , 1981, before me, the undersigned Notary Public, personally appeared __________ Karl F. Abel and Paul D. Rice who acknowledged themselves to be the President and Secretary of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such President and Secretary .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[ILLEGIBLE]
Notary Public

My commission expires:	[SEAL]

My Commission Expires May 3, 1983

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STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this 21st day of October , 1981, before me, the undersigned Notary Public, personally appeared __________ R. D. Gorman and G. J. Bjorklund who acknowledged themselves to be the Asst. Secretary and Vice President of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such R. D. Gorman and G. J. Bjorklund .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Agnes Crabtree
[SEAL]	Notary Public

My commission expires:

August 27, 1982

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STATE OF NEW MEXICO	)
	)	ss.
County of Bernalillo	)

On this 21st day of October , 1981, before me, the undersigned Notary Public, personally appeared __________ C. D. Bedford and D. E. Peckham who acknowledged themselves to be the Sector Vice President and Secretary of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Sector Vice Pres. and Secretary .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Meredith Thompson
Notary Public

My commission expires:	[SEAL]

August 5, 1984

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STATE OF TEXAS	)
	)	ss.
County of El Paso	)

On this 22nd day of October , 1981, before me, the undersigned Notary Public, personally appeared __________ R. E. York and Theta S. Fields who acknowledged themselves to be the Senior Vice President and Secretary of EL PASO ELECTRIC COMPANY, a Texas corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Sr. Vice President and Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Cecelia R. Shea
Notary Public

My commission expires:

July 3, 1985

ATTACHMENT A TO AMENDMENT NO. 6 10/8/81

APPENDIX K
URANIUM CONCENTRATES ACQUISITION PROGRAM

K.1
Purpose: This Appendix K sets forth the responsibilities and authority of the Operating Agent and each of the Participants to arrange for an adequate supply of Uranium Concentrates when needed to permit the timely fabrication of Fuel Assemblies required for operation of the Generating Units. It is intended that the arrangements for securing such supply of Uranium Concentrates shall provide the maximum flexibility for each Participant, should it elect to do so, to obtain and furnish to the Operating Agent all or part of its Generation Entitlement Share of the requisite Additional Uranium Concentrates from such sources and on such terms and conditions as such Participant in its own discretion and circumstances deems prudent. At the same time, it is intended to grant to the Operating Agent the requisite responsibility and authority to act for and on behalf of each Participant with its consent as provided herein to assure that the Short Term Requirements and delivery schedules of Uranium Concentrates are satisfied and the operation of any of the Generating Units is not curtailed or jeopardized due to a failure in the timely supply of Uranium Concentrates.

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K.2	Responsibilities and Authorities of the Operating
Agent.
K.2.1    On or before November 30 of each year, and at such other times as the Operating Agent deems appropriate, the Operating Agent shall provide to the Participants a Uranium Concentrates report which shall include:
K.2.1.1    The amount of Uranium Concentrates received and to be received during the current year.
K.2.1.2    The current status of the Uranium Concentrates inventory.
K.2.1.3    An analysis of the Short Term Requirements for Uranium Concentrates, including the designation of the conversion facility(ies) to which Uranium Concentrates are to be delivered and the required schedules by months for the deliveries.
K.2.1.4    A forecast of the annual requirements for Uranium Concentrates during each of the subsequent fourth through thirteenth years consistent with current inventory, conversion and enrichment contracts schedule commitments.
K.2.1.5    A summary of all current commitments or undertakings made by the Operating Agent

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and each other Participant for the supply of Uranium Concentrates for the periods covered by Sections K.2.1.3 and K.2.1.4 hereof, including without limitation data and evaluations relevant to the security of supply for each such commitment or undertaking.
K.2.1.6    The projected prices or costs of Uranium Concentrates to be delivered under each current commitment or undertaking.
K.2.1.7    The evaluation of the Operating Agent, together with any current evaluation from any consultants, respecting the availability of Uranium Concentrates in the future and projected market prices therefor.
K.2.1.8    Such other information as the Operating Agent deems relevant or, to the extent available, as may be requested by any Participant.
K.2.2    The Operating Agent has the responsibility to insure that the Uranium Concentrates necessary for the operation of all of the Generating Units are available when required. In order to meet this responsibility, the Operating Agent shall make all reasonable efforts to maintain an assured source(s) of supply sufficient to

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meet current Short Term Requirements for Uranium Concentrates in accordance with a delivery schedule of Uranium Concentrates established pursuant to the procedures in Section 6.3.2.7 of the Participation Agreement.
K.2.2.1    In the event the Operating Agent determines at any time that the then existing commitments made on behalf of all Participants for the supply of Uranium Concentrates are not sufficient for any reason to provide an assured source of supply of such commitments' share of Uranium Concentrates required to meet the then current Short Term Requirements, written notice shall be provided to the Participants outlining the deficiency. Any Participant, within 45 days of the receipt of such notice, may elect to supply all or part of its Generation Entitlement Share of such deficiency by giving written notice of its election to the Operating Agent; provided that if the Operating Agent elects to supply all or any part of the Operating Agent's Generation Entitlement Share of such deficiency from a source other than an offer or proposal accepted by it pursuant to

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Sections K.2.3 to K.2.9 hereof, inclusive, then each other Participant shall have the right to elect to supply all or any part of its Generation Entitlement Share of such deficiency from such source in proportion to its Generation Entitlement Share to the total Generation Entitlement Share of all the Participants who elect to utilize such source.
K.2.2.2    The Operating Agent is authorized ad directed to solicit, negotiate and execute, on behalf of all Participants who have not elected to supply all of their respective shares of the deficiency noticed in Section K.2.2.1 hereof, such contracts for the purchase of Uranium Concentrates as may be required to make up the balance of such deficiency in the assured source of supply required to meet Short Term Requirements, including such additional quantities Uranium Concentrates to be delivered during or subsequent to the period covered by the Short Term Requirements if the Operating Agent determines that it is necessary to purchase such additional quantitites in order to obtain Uranium Concentrates

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to make up any such deficiency.
K.2.2.3    Notwithstanding Section 6.2.7.2 of the Participation Agreement, the authority and direction granted ad given to the Operating Agent under Section K.2.2.2 hereof shall constitute the sole authorization and direction required to obligate all of the Participants on behalf of which the Operating Agent is acting, and no further authorization or approval of any such contract by the Administrative Committee shall be required except that, if any Participant has any direct or indirect interest in the Uranium Concentrates to be purchased under any such contract, unanimous approval of the purchase by the Administrative Committee will be required. A copy of any such contract upon its execution by the Operating Agent shall be promptly furnished to each Participant.
K.2.3    In addition to the efforts which the Operating Agent is obligated to make pursuant to Section K.2.2 hereof to maintain an assured source(s) of supply to meet current Short Term Requirements, the Operating Agent shall also make reasonable efforts to solicit and negotiate viable

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offers and proposals for the supply of Uranium Concentrates during all or part of the period covered by Section K. 2.1.4 hereof for and on behalf of any Participant who shall not have elected pursuant to Section K.3.2 hereof to furnish all of its Generation Entitlement Share of Uranium Concentrates as may be required during said period. The Operating Agent shall from time to time notify all Participants of such offers or proposals as it may receive which it deems are viable alternatives for the supply of Uranium Concentrates to ANPP which have not been accepted or executed in compliance with Section K.2.2 hereof, including without limitation offers or proposals of any of the following categories:
K.2.3.1    Offers for immediate spot purchases of a fixed quantity of Uranium Concentrates.
K.2.3.2    Offers for deliveries of specified quantities of Uranium Concentrates over ay period of time.
K.2.3.3    Proposals providing for rights to purchase Uranium Concentrates from any developed or undeveloped sources which would require advance funding.
K.2.3.4    Proposals for the acquisition of an ownership

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interest by participation in a joint venture or otherwise in mined or unmined uranium reserves.
With respect to each such offer or proposal, the Operating Agent shall provide the other Participants with its evaluation thereof, its recommendations, if any, and a statement of its intent as a Participant to reject or to accept and participate with other Participants in such offer or proposal.
K.2.4    Within the earlier of 45 days after the Operating Agent's notification of any offer or proposal similar in nature to the categories described in Section K.2.3 hereof or seven days prior to the expiration date, if any, of such offer or proposal, each Participant shall advise the Operating Agent of the Participant's (i) rejection of the offer or proposal, (ii) acceptance of the offer or proposal and the extent of its intended participation therein with any other Participants, or (iii) with respect to any proposal similar in nature to the categories described in Section K.2.3.3 or K.2.3.4 hereof its desire that the Operating Agent proceed with further specific negotiations, studies or analyses. A failure by any Participant to

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so advise the Operating Agent within the time specified shall be deemed a rejection by such Participant of the offer or proposal submitted.
K.2.5    Upon receipt of the advice from all Participants with respect to any offer or proposal similar in nature to the categories described in Section K.2.3 hereof, the Operating Agent shall take such action as may be appropriate to comply therewith, provided that in no event shall any Participant be bound by any contract resulting therefrom without its written consent.
K.2.6    In the event any two or more Participants shall decide to accept and participate in any offer or proposal similar in nature to the categories described in Section K.2.3 hereof, their respective shares therein shall be as they may agree or, in the absence of such agreement, equal to the ratio of their respective Generation Entitlement Shares to the sum of the Generation Entitlement Shares of all Participants accepting and participating in such offer or proposal.
K.2.7    If the Operating Agent accepts and participates in any offer or proposal similar in nature to the categories described in Section K.2.3 hereof, it shall negotiate and execute a contract

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in connection therewith for and on behalf of all other Participants that may accept and participate therein. In the event the Operating Agent shall not accept and participate in any such offer or proposal which is accepted by one or more other Participants, then the Operating Agent shall, as directed by the accepting Participant(s), either finalize and execute a contract on behalf of such accepting Participant(s) or turn the matter over to such accepting Participant(s) for such action as it (they) may elect.
K.2.8    In the event one or more Participants desires to pursue further studies and analyses of any proposal ("sharing-Participants") similar in nature to the categories described in Section K.2.3.3 or K.2.3.4 hereof, then the costs of any such studies or anlyses shall be shared by the sharing-Participants in the proportion of their respective Generation Entitlement Shares to the total of the Generation Entitlement Share of all sharing-Participants unless all such sharing-Participants shall otherwise agree. If the Operating Agent is not a sharing Participant, then the sharing Participants shall designate a Participant to interact and negotiate

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with the originator of the proposal on behalf of all sharing-Participants. Any sharing Participant may, upon completion of such studies or analyses, accept such proposal, with such modifications as may have been negotiated with the originator of the proposal, provided that unless the sharing-Participants shall otherwise agree, (i) such sharing-Participant shall have promptly given written notice of its acceptance of such proposal or modified proposal and the terms thereof and (ii) for a period of 45 days after receipt of such written notice each other sharing-Participant shall have the option to participate in the accepted proposal or modified proposal in any amount not greater than the ratio of its share in the costs of such studies and analyses to the total shares of all sharing-Participants who shall have accepted or shall have exercised their respective options to participate in such accepted proposal or modified proposal, which option shall be exercised by delivery within such 45-day period of written notice of its exercise to all other sharing-Participants.
K.2.9    In the event (i) any Participant shall have rejected one or more of such offers or proposals

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and shall not have committed to furnish its Generation Entitlement Share of the Uranium Concentrates pursuant to Section K.3.2 hereof and (ii) one year prior to a date that Uranium Concentrates are required to be delivered pursuant to procedures in Section 6.3.2.7 of the Participation Agreement the Operating Agent determines that the quantity of Uranium Concentrates to be delivered on such date for an on behalf of such Participant from any and all sources is less than such Participant's Generation Entitlement Share of the total quantity of Uranium Concentrates required to be delivered on such date, then the Operating Agent is authorized to and shall, after giving written notice 10 days in advance to such Participant, purchase on behalf of such Participant that quantity of Uranium Concentrates required to provide such Participant's full Generation Entitlement Share of such total quantity required to be delivered on such date (hereinafter "insufficient Uranium Concentrates") on any terms and conditions as may be available or required to obtain delivery of the insufficient-Uranium Concentrates on such date. Additionally, any such Participant shall be obligated to reimburse

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each other Participant for its fixed charges on its investment in any Uranium Concentrates inventory used to provide substitute Uranium Concentrates and penalty costs, if any, and such Participant's right to schedule Power and associated Energy shall be subject to restriction to the same extent and manner provided in Section K.3.7 hereof with respect to those Participants who shall have committed to provide Additional Uranium Concentrates. For purposes of this Appendix K, "penalties" shall include without limitation any charges imposed under any Nuclear Fuel Agreement for conversion, enrichment and fabrication of Nuclear Fuel arising from a failure to deliver Nuclear Fuel as required thereunder and any other costs incurred to implement the then current fuel management plan.

K.3	Responsibilities and Authorities of the Participants.
K.3.1    Each Participant shall advance Operating Funds to the Operating Account in the manner specified in Appendix F to the Participation Agreement (i) for its Generation Entitlement Share of all payments due under the agreement with The Anaconda Company identified in Section 3.1A added by Amendment No. 6 of the Participation

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Agreement, (ii) for its proportionate share of all payments due under each contract to purchase Uranium Concentrates executed by the Operating Agent pursuant to Section K.2.2 hereof and (iii) its proportionate share of all payments made under each contract for Uranium Concentrates executed and administered by the Operating Agent under Section K.2.7 hereof.
K.3.2    Each Participant shall have the right to furnish all or part of its Generation Entitlement Share of Additional Uranium Concentrates upon the terms set forth in this Section K.3. The acceptance and participation of any Participant in an offer similar in nature to the categories described in Sections K.2.3.1 and K.2.3.2 hereof shall constitute an exercise by such Participant of such right. In addition, any Participant may exercise such right at any time by giving to the Operating Agent its written commitment to furnish all or a stated portion of its share of the Additional Uranium Concentrates required for operation of the Generating Units in any year or years from any source as such Participant may elect, including without limitation any proposal similar in nature to the categories described in Sections K.2.3.3 and K.2.3.4 hereof

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which such Participant has accepted in whole or in part.
K.3.3    If the quantities or delivery dates of Uranium Concentrates change due to fuel management decisions of the Operating Agent, operating circumstances or changes in government policies or practices governing enrichment services or the recycle of Recovered Materials as defined in Appendix F to the Participation Agreement, then each Participant who shall have exercised its rights to furnish all or any portion of its share of Additional Uranium Concentrates shall be responsible for supplying its share of any resulting increase in the requirements of Additional Uranium Concentrates or for inventorying and storing its share of any resulting decrease in such requirements not delivered to a conversion facility for the account of ANPP. In the event the responsibilities of any Participant under this Section K.3.3 arise in connection with a contract executed by the Operating Agent pursuant to Section K.2.7 hereof, the Operating Agent shall make on behalf of such Participant such arrangements as may be required to enable such Participant to meet such responsibilities.
K.3.4    On or before March 1 of each year, each Participant

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shall provide the Operating Agent with information regarding the manner by which such Participant intends to provide all or any portion of its share of the Additional Uranium Concentrates for delivery to a conversion facility during such year and any of the subsequent three years. On or before September 30 of each year, each Participant shall also provide to the Operating Agent a summary of all of its commitments to provide Additional Uranium Concentrates, schedules or the delivery thereof, and other information as may be requested by the Operating Agent.
K.3.5    In the event that any Participant, which has committed to supply Additional Uranium Concentrates, shall consider in its discretion that its ability to deliver such concentrates on the schedules established by the Operating Agent pursuant to Section K.2.1.3 hereof may be in jeopardy, such Participant's shall promptly notify the Operating Agent of the nature and basis of such Participant's concerns and of any remedial actions under consideration.
K.3.6    In the event that, one year prior to a scheduled delivery date of Uranium Concentrates, the Operating Agent reasonably concludes that any

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Participant's ability to provide Uranium Concentrates as committed pursuant to Section K.2.2.1 or K.3.2 hereof is in doubt, and the failure of such Participant to provide such Uranium Concentrates on the delivery schedule established pursuant to the procedures in Section 6.3.2.7 of the Participation Agreement (i) could cause a reduction in the inventory of Uranium Concentrates or (ii) could lead to the breach of or the incurrence of any penalties under any Nuclear Fuel Agreement providing for the conversion, enrichment or fabrication of Nuclear Fuel, then the Operating Agent is authorized to and shall, after giving written notice 10 days in advance to such Participant, purchase on behalf of such Participant that quantity of Uranium Concentrates required to replace the Uranium Concentrates as to which delivery is in doubt on such terms as may be required to obtain delivery of substitute Uranium Concentrates in accordance with such schedule or at the earliest possible time thereafter, and such Participant shall be obligated to pay all costs incurred by the Operating Agent to obtain the substitute Uranium Concentrates. In the event such Participant

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(deficient-Participant) and the Operating Agent are unable to obtain delivery of the substitute Uranium Concentrates on or before the scheduled date, the Operating Agent is authorized to utilize the Uranium Concentrates inventory as a source of the substitute Uranium Concentrates if required to implement the then current fuel management plan; provided that the deficient Participant shall reimburse each other Participant for its fixed charges on its investment in the Uranium Concentrates inventory used to provide the substitute Uranium Concentrates. If the inventory of Uranium Concentrates is insufficient to provide all of the substitute Uranium Concentrates and as a result any penalties are incurred, the deficient Participant shall be obligated to pay all such penalties. In the event the obligations of one or more Participants under this Section K.3.6 arise as a result of a failure in the delivery of Uranium Concentrates under any contract executed by the Operating Agent pursuant to Section K.2.7 hereof, then such obligations shall be shared by the Participants who are participating in such contract in proportion to their respective obligations to pay for Uranium Concentrates

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delivered thereunder.
K.3.7    In the event (i) any Participant shall have failed for any reason to delivery its entire share of the Uranium Concentrates required for the subsequent operation of any Generating Unit at its Target Capacity and (ii) the Operating Agent shall have been unable to obtain Uranium Concentrates to make up such Participant's deficiency, and as a result thereof the Maximum Generating Capability of such unit is reduced during any Refueling Cycle, as defined in Appendix F to the Participation Agreement, in which the deficient amount of Uranium Concentrates would have been utilized in such unit's Reactor, then such Participant's right to schedule Power and associated Energy from such unit during each such Refueling Cycle shall be subject to reduction in amount or restricted in time in proportion to such deficiency or such lesser amount as the representatives on the Engineering and Operating Committee, excluding the representative of such Participant, shall determine In the event one or more Participants shall become subject to a reduction(s) in its (their) right to schedule Power and associated Energy pursuant to this Section K.3.7 as

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a result of the failure in the delivery of Uranium Concentrates under any contract executed by the Operating Agent pursuant to Section K.2.7 hereof, then any such reduction shall be shared by such Participant(s) in proportion to their respective obligations to pay for Uranium Concentrates delivered under such contract.
K.3.8    Notwithstanding the provisions of Section 30 of the Participation Agreement, the provisions of this Section K.3 shall be fully applicable and enforceable against any Participant who shall fail to deliver the quantities of Uranium Concentrates which it has committed to deliver pursuant to this Section K.3 because of any uncontrollable force, foreseeable or unforeseeable, adversely affecting such Participant or any of its agents, contractors or suppliers.

K.4	Existing Properties of the Operating Agent's Subsidiary.
Malapai Resources Company (Malapai), a wholly owned subsidiary of the Operating Agent, as of October 16,     1981 , has an ownership interest in certain properties, consisting of fee leases, state leases and mining claims, referred to as Christensen Ranch, located in Townships 44 and 45 North, Ranges 75, 76,

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and 77 West, Johnson and Campbell Counties, Wyoming, and Peterson Property, located in Townships 33 and 34 North, Ranges 72 and 73 West, Converse County, Wyoming. Such properties may become viable alternatives for a supply of Uranium Concentrates to ANPP and Malapai may offer its interest in the properties, or Uranium Concentrates from the properties, to the Operating Agent who shall then transmit such offer to the Participants pursuant to Section K.2.3 hereof. The principles by which such offer may be made are as follows:
K.4.1    If Uranium Concentrates are being mined, Uranium Concentrates shall be offered at a price that is the same for all Participants, including the Operating Agent.
K.4.2    If Uranium Concentrates have not been mined, a proposal for a joint ownership interest shall be offered. The price for such a proposal shall be on the same basis for all Participants, including the Operating Agent, and mutually agreed upon by those Participants, including the Operating Agent, who ultimately accept the proposal.

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